Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Certification of CEO

In connection with the Annual Report of Frequency Electronics, Inc. (the “Company”) on Form 10-K for the fiscal year ended April 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas McClelland, President and Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas McClelland	July 18, 2025
Thomas McClelland
President and Chief Executive Officer

Certification of CFO

In connection with the Annual Report of Frequency Electronics, Inc. (the “Company”) on Form 10-K for the fiscal year ended April 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven L. Bernstein, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven L. Bernstein	July 18, 2025
Steven L. Bernstein
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.